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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 28, 2005


                           CAMERON INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its charter)


          Nevada                      333-114392                  51-0477291
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)


              11677 Montana Avenue, Suite 13, Los Angeles, CA 90049 (Address of principal executive offices, including zip code)


                                 (310)-476-4826
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
          APPOINTMENT OF PRINCIPAL OFFICERS

(b) On October 28, 2005, Stephen Samuels resigned his position as President, Secretary and Treasurer of Cameron International, Inc. (the "Company"). Mr. Samuels will retain his position as a member of the Company's Board of Directors.

(c) On October 28, 2005, the Company's Board of Directors elected Andy Quinn as the Company's President, Secretary and Treasurer to replace Stephen Samuels. Mr. Quinn has been Chief Operating Officer of Quick Compliance, Inc. a privately-held e-learning company since July 2005 and has also been Chief Technology Officer and Vice President of Implementation Services for Quick Compliance, Inc. since 2002. From 2000 to 2002 Mr. Quinn was Chief Technology Officer and Executive Vice President of Engyro, Inc. a privately-held metering, billing and payment company for the software industry. Mr. Quinn has over 18 years of experience in sales, business development, implementation and technology design throughout several different industries. Mr. Quinn will devote his time as required to the business of the Company. The Company has not entered into an employment agreement with Mr. Quinn.

(d) On October 28, 2005, the Board of Directors increased the size of its Board of Directors from one member to two and appointed Andy Quinn to fill the vacancy on the Board resulting from its increase in size.

ITEM 8.01 OTHER EVENTS

On October 28, 2005 the Company announced that it will forward split its common stock on a 30 to 1 basis pursuant to a stock dividend of 29 additional shares of Common Stock for each currently outstanding share, payable on November 9, 2005 to holders of record on November 8, 2005. The foregoing actions were announced in a press release attached hereto as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits - The following exhibit is filed as part of this report:

    99.1 Press release dated October 31, 2005.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CAMERON INTERNATIONAL, INC.


Date:  November 3, 2005                    By: /s/ Andy Quinn
                                              ----------------------------------
                                              Andy Quinn
                                              President, Secretary and Treasurer


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